UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 12, 2016

ANDES 7 Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55491	47-4683655
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

424 Clay Street, Lower Level, San Francisco, CA 94111

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

415 463 7827

(ISSUER TELEPHONE NUMBER)

16192 Coastal Highway

Lewes, DE 19958
_______________________________________________________________________________

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 – Registrant’s Business and Operations

ITEM 1.01 Entry into a Material Definitive Agreement

On February 12, 2016, ANDES 7, Inc. (the “Company”) entered into Subscription Agreements with three subscribers for the issuance of its restricted common stock – Abina Asean, Co. Ltd., an entity organized under the laws of the Republic of Seychelles (8,000,000 shares), Toh Kean Ban (1,000,000 shares) and Dr. Ir. H.M. Itoc Tochija (1,000,000 shares). Each of the Subscription Agreements were the result of privately negotiated transactions without the use of public dissemination of promotional or sales materials. Each of the buyers represented they were “accredited investors,” and as such could bear the risk of such investment for an indefinite period of time and to afford a complete loss thereof.

Each buyer agreed that the Company would legend the securities to indicate that they could not be resold without an exemption, and that the legend would indicate that the securities were “restricted securities” within the meaning of Rule 144(a)(iii). Each buyer represented and warranted that he/she/it was purchasing the security for investment, and not for distribution, and that they each understood the restrictions on transfer applicable to the securities, and that the Company would code the securities so that they could not be transferred without the transferor obtaining an opinion of counsel satisfactory to the Company.

In addition, on February 12, 2016, Tech Associates, Inc. (“Tech”) was engaged to provide advisory and consulting services. Tech’s compensation is not based on the facilitation of or sale of securities; rather, Tech has been engaged to provide consulting services in the context of a “going public” strategy. Tech’s sole shareholder is Richard Chiang, who is a former control person of the Company by virtue of his prior controlling interest in the Company. In consideration of mutual releases between Richard Chiang and the Company, Mr. Chiang consented to the Company’s redemption of 9,900,000 shares at par value, i.e. $990, which had previously been issued to him in serving in director and officer capacities. The Company has no disputes or disagreements with Mr. Chiang. In order to effectuate the redemption, Mr. Chiang agreed to return the stock certificate representing the 10,000,000 shares previously issued in consideration of the issuance of a new stock certificate representing 100,000 shares of restricted common stock.

Section 3 – Securities and Trading Markets

ITEM 3.02 Unregistered Sales of Equity Securities

On February 12, 2016, pursuant to the resolutions of the Board of Directors, the Company redeemed the stock certificate representing 10,000,000 shares previously issued to Mr. Chiang (as part of the mutual release between Richard Chiang and the Company), and issued 100,000 shares of restricted common stock to Mr. Chiang. The net result of the redemption was Mr. Chiang receiving $990 for the redeemed shares, and the issuance of a new restricted stock certificate to Mr. Chiang totaling 100,000 shares of restricted common stock. In addition, pursuant to the Stock Subscriptions ratified and approved by the Board of Directors, the Company issued 10,000,000 shares of its restricted common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 99% of the total outstanding 10,100,000 shares of common stock as follows:

8,000,000 Abina Asean, Co. Ltd. (Republic of Seychelles)

1,000,000 Toh Kean Ban

1,000,000 Dr. Ir. H.M. Itoc Tochija

With the redemption and subsequent issuance of the 10,100,000 shares of restricted common stock, the Company effected a change in its control and the new majority shareholders elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

Section 5 –Corporate Governance and Management

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ITEM 5.01 Change in Control of Registrant.

On February 12, 2016, following the entry of (a) the Consent in Lieu of Shareholder Meeting (the “Consent”), and the (b) Resolutions of the Board of Directors, and (c) Resolutions of the Board of Directors all dated on February 12, 2016, (collectively, the “Resolutions”), the following events occurred which resulted in a change of control of the Company. The Company redeemed an aggregate of 9,900,000 from Mr. Chiang of the then 10,000,000 shares of outstanding stock at a redemption price of $0.0001 per share for an aggregate redemption price of $990. Mr. Chiang proceeded to resign from his director and officer positions. As the sole shareholder at the time, and prior to his resignation as the sole director, Mr. Chiang appointed Mr. Andrew Khor Poh Kiang to serve as the sole director on the Board of Directors.

Pursuant to Article V, Section 1 of the Bylaws, the Board of Directors nominated the following officers to serve consistent with Article V of the Bylaws:

Andrew Khor Poh Kiang Chief Executive Officer and President

Lee Kok Keing Chief Financial Officer

Dr. Eric Chin Tek Mun Chief Operations Officer

Simon Chua Chooi Huat Secretary

Dr. Ng Mooi Eng Treasurer

The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G on July 27, 2015, as amended and supplemented by the information contained in this report.

The Company anticipates that it will develop its business with a business combination with a private company or through the development of its business plan. The Company is designed to become a developer of real estate projects in residential, industrial, commercial, retail and hospitality properties in Thailand, Indonesia, The People's Republic of China, Singapore and Malaysia. To date, the Company has no operations and no agreements have been executed. If the Company makes any acquisitions, mergers or other business combination, it will file a Form 8-K.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors

The Consent and the Resolutions ratified and/or approved certain actions of the shareholders and Board of Directors. The primary effect of the Consent and the Resolutions was the departure and election of directors and officers.

Following confirmations from Mr. Andrew Khor Poh Kiang that he has not been involved in certain proceedings over the past ten years that might disqualify his appointment as a director, the sole shareholder at the time, Mr. Chiang, consented to the appointment of Mr. Andrew Khor Poh Kiang to the Board of Directors. Following the Consent, the Board of Directors accepted Mr. Chiang’s resignation from the Board of Directors as being in the best interests of the Company, and proceeded to appoint Mr. Andrew Khor Poh Kiang as Chairman of the Board pursuant to the Consent. In addition, Mr. Chiang resigned as the Company’s Chief Executive Officer, President, Secretary and Treasurer.

Following the aforementioned resignation and appointment, pursuant to Article V, Section 1 of the Bylaws, the Board of Directors nominated the following officers to serve consistent with Article V of the Bylaws:

Andrew Khor Poh Kiang Chief Executive Officer and President

Lee Kok Keing Chief Financial Officer

Dr. Eric Chin Tek Mun Chief Operations Officer

Simon Chua Chooi Huat Secretary

Dr. Ng Mooi Eng Treasurer

In addition to the appointments, above, the Board of Directors defined the positions of “Chief Operations Officer” and “Chief Financial Officer” considering neither officer position is defined in the Bylaws. The Chief Operations Officer will be responsible for daily operations of the Company, and will report directly to the Chief Executive Officer and President. The Chief Financial Officer will oversee all financial activities of the Company including financial planning and monitoring cash flow, and will report directly to the Chief Executive Officer.

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The profiles for the Chairman and the Board, and new officers are as follows:

Biographical Information for Andrew Khor Poh Kiang

Andrew Khor Poh Kiang, Age 49, President, Chief Executive Officer, Chairman of the Board of Directors From 2000 to 2002, Mr. Khor was the assistant to Consul General Mr. Wan Jaafar Wan Noor from the Ministry of Foreign Affairs, Malaysia in Thailand. From 2002 to 2006, Mr. Khor was managing SAG Group Company Limited in Thailand, a mining company he controlled that supplied iron ore to China. From 2006 to present, Mr. Khor has been involved in the High Technology area through " The Super Conductivity Maglev System " of Japan Flagship Group " or known as FSG, as its South East Asia Representative, dealing with local governments in South East Asia for the " HIGH SPEED SURFACE TRAIN  " and also appointed by STAR CRUISES, Berjaya Group and Tanjung Rhu Resorts as human resources trainer in hospitality and residential property development. Mr. Khor is the President of Abina Asean Co., Ltd. Mr. Khor holds a Masters of Business Administration from ICS Singapore.

Biographical Information for Lee Kok Keing

Lee Kok Keing, Age 54, Chief Financial Officer

Mr. Lee began his career in banking in loan operations with RHB Investment Bank Bhd. (formerly Osk Investment Bank in Malaysia) in 1979. From 1995 to 1999, he held a position as the head of consumer products and including commercial business lines at RHB. Mr. Keing has served in several executive positions within RHB and continues to work for RHB today.

Biographical Information for Dr. Eric Chin Tek Mun

Dr. Eric Chin Tek Mun, Age 46, Chief Operations Officer

From 2005 to 2011 Dr. Chin was the founder of PDS Group Univision International, an investment and risk management consultancy to government owned entities and to private high net worth individuals. From 2011 to 2014, he became the Chief Operating Officer of Heyu Leisure Holidays Corporation and from 2014 to 2015, he maintains a position as the Chief Operating Officer of Abina Holding Co. Ltd.

Biographical Information for Simon Chua Chooi Huat

Simon Chua Chooi Huat, Age 53, Secretary

Mr. Chua began his career in the travel industry in 1988. He was the managing director for Saiburi Tour and Travel Ltd, an inbound and outbound tour bus and air ticketing agency from 1988 to 2005. From 2005 to 2015, he was the CEO of K-Link International Ltd. in Vietnam. Mr. Huat is a graduate of Rahman College in Malaysia.

Biographical Information for Dr. Ng Mooi Eng

Dr. Ng Mooi Eng, Age 49, Treasurer

Dr. Ng has 25 years experience in business managing branding and franchising of women's wear apparel for V-Up Advance Sdn Bhd. Dr. Eng holds a masters and doctorate in business administration from Ansted University.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 Financial Statement and Exhibits.

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(d) Exhibits

Exhibit Number	Description
17.1	Resignation Letter, Richard Chiang dated February 12, 2016
99.1	Consent in Lieu of Shareholder Meeting dated February 12, 2016
99.2	Resolutions of the Board of Directors dated February 12, 2016
99.3	Resolutions of the Board of Directors dated February 12, 2016
99.4	Stock Subscription Agreement, Abina Asean Co. Ltd.
99.5	Stock Subscription Agreement, Toh Kean Ban
99.6	Stock Subscription Agreement, Dr. Ir. H.M Itoc Tochija

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDES 7 Inc.

By: /s/ Andrew Khor Poh Kiang

Name: Andrew Khor Poh Kiang

Title: President, Chief Executive Officer, and Chairman of the Board of Directors

Date: February 16, 2016

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